Exhibit 10.2

NETGEAR, INC.

2016 EQUITY INCENTIVE PLAN

(As Amended and Restated January 25, 2024)

1.
Purposes of the Plan. The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and other stock or cash awards as the Administrator may determine.

2.
Definitions. As used herein, the following definitions will apply:
(a)
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)
“Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.
(c)
“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or other stock or cash awards as the Administrator may determine.
(e)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Change in Control” means the occurrence of any of the following events:

(i)
A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii)
A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h)
“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(i)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(j)
“Common Stock” means the common stock of the Company.
(k)
“Company” means NETGEAR, Inc., a Delaware corporation, or any successor thereto.
(l)
“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(m)
“Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.
(n)
“Director” means a member of the Board.
(o)
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p)
“Dividend Equivalent” means a credit, payable in cash or Shares, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents will be subject to the same vesting restrictions as the related Shares subject to the underlying Award.
(q)
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.
(t)
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(u)
“Fiscal Year” means the fiscal year of the Company.
(v)
“Full Value Award” means any Award which results in the issuance of Shares other than Options, Stock Appreciation Rights or other Awards which are based solely on an increase in value of the Shares following the date of grant.
(w)
“Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(x)
“Inside Director” means a Director who is an Employee.
(y)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(z)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa)
“Option” means a stock option granted pursuant to the Plan.

(bb)
“Outside Director” means a Director who is not an Employee.
(cc)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd)
“Participant” means the holder of an outstanding Award.
(ee)
“Performance Goals” will have the meaning set forth in Section 12 of the Plan.
(ff)
“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.
(gg)
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 11.
(hh)
“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.
(ii)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(jj)
“Plan” means this 2016 Equity Incentive Plan.
(kk)
“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
(ll)
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(mm)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(nn)
“Section 16(b)” means Section 16(b) of the Exchange Act.
(oo)
“Service Provider” means an Employee, Director or Consultant.
(pp)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.
(qq)
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.

(rr)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.
Stock Subject to the Plan.
(a)
Stock Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 11,071,112 Shares, plus (i) any Shares that were available for grant under the Company’s 2006 Long-Term Incentive Plan (“2006 LTIP”) as of immediately prior to the 2006 LTIP’s expiration by its terms, plus (ii) any Shares subject to stock options, restricted stock units, performance shares or similar awards granted under the 2006 LTIP that, on or after the date this Plan becomes effective, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2006 LTIP that are forfeited to or repurchased by the Company, where the maximum number of Shares to be added to the Plan as a result of clause (i) equals 1,178,227 Shares and as a result of clause (ii) equals 6,564,359 Shares. For purposes of the previous sentence, the Shares subject to restricted stock units, performance shares or other awards without an exercise price that are added to the Plan as a result of clause (ii) will be one and fifty-eight hundredths (1.58) times the number of Shares that were forfeited or expired under the 2006 LTIP. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)
Full Value Awards. Any Shares subject to Full Value Awards granted before May 28, 2020 (each a “Historical Full Value Award”), were counted against the numerical limits of this Section 3 as one and fifty-eight hundredths (1.58) Shares for every one (1) Share subject thereto. Further, if Shares subject to any such Historical Full Value Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), one and fifty-eight hundredths (1.58) times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance. For any Full Value Award granted on or after May 28, 2020, (i) each Share subject to such Full Value Award will be counted against the numerical limits of this Section 3 as one (1) Share for every one (1) Share subject thereto, and (ii) for each Share subject to such Full Value Award that is forfeited or repurchased by the Company, one (1) Share will return to the Plan and will again become available for issuance pursuant to Section 3(c).
(c)
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross Shares issued (i.e., Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3(c).
(d)
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.
Administration of the Plan.
(a)
Procedure.
(i)
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii)
Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.
(iii)
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iv)
Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)
to determine the Fair Market Value;
(ii)
to select the Service Providers to whom Awards may be granted hereunder;
(iii)
to determine the number of Shares to be covered by each Award granted hereunder;
(iv)
to approve forms of Award Agreements for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan (including, without limitation, the limitations set forth in Section 6), of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)
to determine whether Awards (other than Options or Stock Appreciation Rights) will be adjusted for Dividend Equivalents;
(vii)
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(ix)
to modify or amend each Award (subject to Sections 6 and 20 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 7(b) of the Plan);
(x)
to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 17 of the Plan;
(xi)
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
(xiii)
to make all other determinations deemed necessary or advisable for administering the Plan.
(c)
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.
Restrictions and Limitations.
(a)
Prohibition on Exchange Program. The Administrator may not implement an Exchange Program.

(b)
Incentive Stock Options.
(i)
$100,000 Limitation. Notwithstanding an Option’s designation in the Award Agreement, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(ii)
Maximum Option Term. In the case of an Incentive Stock Option, the term of an Option will be ten (10) years from the date of grant or such shorter term as may be provided by the Administrator and set forth in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(iii)
Option Exercise Price. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. An Incentive Stock Option granted to any Employee other than an Employee described in immediately preceding sentence, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this subsection (iii), Incentive Stock Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(c)
Vesting Limitations.
(i)
One-Year Minimum Vesting. Awards granted under the Plan shall vest no earlier than the one (1) year anniversary of the Award’s date of grant, except that (i) the Administrator, in its sole discretion, may provide an Award may accelerate vesting by reason of the Participant’s death or Disability, or upon a major capital change of the Company (including without limitation upon the occurrence of a Change in Control, merger of the Company with or into another corporation or entity, or similar transaction), (ii) Awards that result in the issuance of an aggregate of up to 5% of the Shares reserved for issuance under Section 3(a) may be granted to Service Providers, or outstanding Awards modified, without regard to such minimum vesting, exercisability and distribution provisions, and (iii) annual Awards granted to Outside Directors may provide for scheduled vesting to occur on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders (but not less than 50 weeks from the date of grant).

(ii)
Three-Year Service-Based Vesting. Except for accelerated vesting provided under Sections 7(d)(ii), 8(c), 9(c), 10(e) and 16 and annual grants to Outside Directors, the period over which any Award subject to solely time-based vesting may fully vest will be no less than three (3) years.
(d)
Section 162(m) Annual Limitations. The Administrator will have complete discretion to determine the number of Shares subject to Awards granted to any Participant, provided that, subject to the provisions of Section 16, during any Fiscal Year: (i) the number of Shares covered by Options granted to any one Service Provider will not exceed 841,799 Shares; (ii) the number of Shares covered by Stock Appreciation Rights granted to any one Service Provider will not exceed 841,799 Shares; (iii) the number of Shares of Restricted Stock granted to any one Service Provider will not exceed 420,900 Shares; (iv) the number of Restricted Stock Units granted to any one Service Provider will not exceed 420,900; (v) the number of Performance Shares granted to any one Service Provider will not exceed 420,900, and (vi) no Service Provider will receive Performance Units having an initial value greater than $5.0 million.
(e)
Outside Director Limitations.
(i)
Cash-settled Awards. No Outside Director may be granted, in any Fiscal Year, cash‑settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of greater than $500,000, increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director.
(ii)
Stock-settled Awards. Subject to the provisions of Section 16 of the Plan, no Outside Director may be granted, in any Fiscal Year, stock-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of greater than $500,000, increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director.

Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 6(e).

7.
Stock Options.
(a)
Designation.
(i)
Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option, subject to Section 6(b).
(ii)
The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, subject to Section 6.
(b)
Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)
Option Exercise Price and Consideration.
(i)
Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised, subject to Section 6.
(iii)
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d)
Exercise of Option.
(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)
Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Options subject to time-based vesting will become fully vested.
(iii)
Termination of Relationship as a Service Provider other than Death or Disability. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. If Participant dies during such post-employment period, the Option may be exercised following the Participant’s death for one (1) year after Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)
Death of Participant. If a Participant dies while a Service Provider or dies after terminating on account of Disability, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the

Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable until twelve (12) months following Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(vi)
Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
8.
Restricted Stock.
(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to Section 6.
(b)
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
(c)
Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Restricted Stock subject to time-based vesting will become fully vested.

(d)
Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(e)
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(f)
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to Section 6.
(g)
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(h)
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement; provided, however that such dividends and distributions will be subject to the same restrictions on transferability and forfeitability (as applicable) as the Shares of Restricted Stock with respect to which they were paid, and the Company will hold such dividends and distributions until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.
(i)
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
(j)
Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).
9.
Restricted Stock Units.
(a)
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator, subject to Section 6. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(c), may be left to the discretion of the Administrator.

(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion (subject to Section 6), which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units, subject to Section 6.
(c)
Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Restricted Stock Units subject to time-based vesting will become fully vested.
(d)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.
(e)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.
(f)
Rights as a Stockholder. If any earned Restricted Stock Units are to be paid in Shares, then until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares, notwithstanding the vesting of the Restricted Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.
(g)
Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
(h)
Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10.
Stock Appreciation Rights.
(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)
Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, subject to Section 6.
(c)
Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant and vesting terms will be subject to Section 6.
(d)
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)
Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Stock Appreciation Rights subject to time-based vesting will become fully vested.
(f)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 7(d) also will apply to Stock Appreciation Rights.
(g)
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11.
Performance Units and Performance Shares.
(a)
Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant, subject to Section 6.
(b)
Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)
Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d)
Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share, subject to Section 6.
(e)
Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f)
Rights as a Stockholder. If any earned Performance Units/Shares are to be paid in Shares, then until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares, notwithstanding the vesting of the Performance Units/Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

(g)
Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
(h)
Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).
12.
Performance-Based Compensation Under Code Section 162(m).
(a)
General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.
(b)
Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; profit margin, debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; new product introductions; delivery performance; safety record; stock price; and total stockholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and may be measured either on an absolute basis, a per share basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.
(c)
Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.
(d)
Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.
13.
Leaves of Absence/Transfer Between Locations. Awards will be subject to any Company leave of absence policy as the Company may adopt or amend from time to time. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
14.
Dividend Equivalents. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award (other than Options and Stock Appreciation Rights) that the Participant will be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Awards are settled or forfeited. The Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion subject to the provisions of this Section 14; provided, however that Dividend Equivalents will be subject to the same vesting provisions as the Awards to which they relate and while amounts may accrue while the Dividend Equivalent is unvested, the amounts payable with respect to Dividend Equivalents will not be paid before the Dividend Equivalent or the Award to which it relates vests. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 17, appropriate adjustments will be made to the Participant’s Award and the associated Dividend Equivalent so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable upon settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award. Dividend Equivalents will be subject to the same Fiscal Year limits applicable to the underlying Award as set forth in Section 6(d).
15.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
16.
Adjustments; Dissolution or Liquidation; Change in Control.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 6(d) of the Plan.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)
Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 16(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise such outstanding Option and Stock Appreciation Right, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on such Restricted Stock and Restricted Stock Units will lapse, and, with respect to such Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(d)
Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

17.
Tax.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. Notwithstanding the foregoing, the Administrator may permit withholding in excess of the minimum statutory amount, provided such withholding does not result in any adverse accounting consequences, as the Administrator determines in its sole discretion. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.
(c)
Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
18.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

19.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
20.
Term of Plan. Subject to Section 24 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 21 of the Plan.
21.
Amendment and Termination of the Plan.
(a)
Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
22.
Conditions Upon Issuance of Shares.
(a)
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
23.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

24.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, each Award granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under the Company’s clawback policy in effect as of the date such Award is granted or any other clawback policy of the Company as may be established and/or amended from time to time to comply with Applicable Laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws) (in each case, a “Clawback Policy”). The Administrator may require a Participant to forfeit, return, or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of any applicable Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 25 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

NETGEAR, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the NETGEAR, Inc. 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and in the Terms and Conditions of the Restricted Stock Units attached hereto as Exhibit A.

%%FIRST_NAME%-% %%LAST_NAME%-%

%%ADDRESS_LINE_1%-%

%%ADDRESS_LINE_2%-%

%%ADDRESS_LINE_3%-%

%%CITY%-%, %%STATE%-% %%ZIPCODE%-%

%%COUNTRY%-%

You have been granted a number of Restricted Stock Units, subject to the terms and conditions of the Plan, this Notice of Grant and the Terms and Conditions of the Restricted Stock Units attached hereto as Exhibit A, including any additional terms and conditions for your country in the Appendix thereto (the Terms and Conditions of the Restricted Stock Units and the Appendix, together, the “Agreement”), as follows:

Date of Grant %%OPTION_DATE,’Month DD, YYYY’%-%

Vesting Commencement Date %%VEST_BASE_DATE%-%

Total Number of Restricted Stock Units

%%TOTAL_SHARES_GRANTED,’999,999,999’%-%

Vesting Schedule:

Subject to any vesting acceleration provisions below or in the Plan and provided Participant accepts the Restricted Stock Units prior to the first anniversary of the Vesting Commencement Date, twenty-five percent (25%) of the Restricted Stock Units will vest on each anniversary of the Vesting Commencement Date, provided that Participant continues to be a Service Provider through such dates (the “Base Vesting Schedule”).

Accelerated Vesting:

Notwithstanding the previous sentence, in the event that Participant ceases to be a Service Provider due to death or Disability, the Restricted Stock Units will immediately vest in full.

In the event Participant ceases to be a Service Provider for any or no reason (excluding death or Disability) before Participant vests in the Restricted Stock Units, Participant’s right to acquire any shares of Common Stock (“Shares”) hereunder will immediately terminate. If Participant does not accept the Restricted Stock Units prior to the first scheduled vesting date, all Restricted Stock Units may be forfeited in their entirety and Participant shall not have any rights or obligations under the Plan, the Agreement or this Notice of Grant or any right to any equivalent amounts or payments in lieu of the Restricted Stock Units.

By Participant’s acceptance of the Restricted Stock Units and/or the underlying Shares thereto, Participant and the Company agree that the Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and the Agreement, all of which are made a part of this document.

EXHIBIT A

TERMS AND CONDITIONS OF THE RESTRICTED STOCK UNITS

1.
Grant. The Company hereby grants to Participant named in the Notice of Grant the number of Restricted Stock Units set forth in the Notice of Grant, subject to all of the terms and conditions in this Agreement, the Notice of Grant, and the Plan, which are incorporated herein by reference. These Terms and Conditions of the Restricted Stock Units may be supplemented or replaced by the terms and conditions in the Appendix applicable to Participants in that country. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
2.
Company’s Obligation to Pay.
(a)
General. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 or 4, or as set forth under the Accelerated Vesting provision in the Notice of Grant, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
(b)
Timing of Payment - General. Any Restricted Stock Units that vest in accordance with Sections 3 or 4, or as set forth under the Accelerated Vesting provision in the Notice of Grant, will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable withholding obligations for Tax-Related Items as set forth in Section 7. Such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case by the fifteenth (15th) day of the third (3rd) month of the calendar year following the calendar year in which the Restricted Stock Units vest.
3.
Vesting Schedule. Except as provided in Sections 4 and the Accelerated Vesting provisions set forth in the Notice of Grant, and subject to Section 5, the Restricted Stock Units awarded by this Agreement will vest in accordance with the Base Vesting Schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this

Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs. For the avoidance of doubt, if Participant ceases to be a Service Provider prior to any scheduled vesting date, Participant will not earn or be entitled to any pro-rated vesting for any portion of time before the respective vesting date during which Participant was a Service Provider, nor will Participant be entitled to any compensation for lost vesting.
4.
Administrator’s Discretion. The Administrator, in its discretion, may accelerate the vesting of some or all of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units shall be considered as having vested as of the date specified by the Administrator.
5.
Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement, if Participant ceases to be a Service Provider for any or no reason (excluding death or Disability), any unvested Restricted Stock Units shall be forfeited immediately upon termination at no cost to the Company, and Participant will have no further rights to Shares or otherwise under this Agreement.

For purposes of the Restricted Stock Units, Participant will cease to be a Service Provider as of the date Participant is no longer actively employed by or providing services to the Company or one of its Affiliates (whether or not later to be found invalid or in breach of applicable employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s service agreement, if any (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment agreement or service contract, if any)); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of the Restricted Stock Unit grant (including whether Participant may still be considered to be providing services while on a leave of absence).

6.
Payments after Death. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, provided the designation of a beneficiary has been permitted by the Administrator and is valid under Applicable Laws, or if no beneficiary survives Participant or the designation of a beneficiary has not been permitted by the Administrator or is not valid under Applicable Laws, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

In connection with any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or its agent to satisfy any obligations with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the Restricted Stock Units. In the event that such withholding in Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, by Participant’s acceptance of the Restricted Stock Units, Participant authorizes the Company and/or the Employer, or its respective agents, to (i) withhold from Participant’s wages or other cash amounts payable to Participant from the Company, the Employer or any other Affiliate, (ii) withhold from proceeds of the sale of Shares acquired upon vesting of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent), or (iii) utilize any other method of withholding determined by the Company and permitted by Applicable Laws and the Plan.

The Company may withhold or account for Tax-Related Items by considering statutory withholding amounts or other withholding rates, including maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares) or, if not refunded, Participant may be able to seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been deposited into Participant’s brokerage account with the Company’s designated broker. After such Shares are deposited, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT (EXCEPT IN THE EVENT OF DEATH OR DISABILITY ) THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE BASE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER THROUGH THE VESTING DATE AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE BASE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
10.
Nature of Grant. By accepting the Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)
all decisions with respect to future restricted stock unit or other grants, if any, will be at the sole discretion of the Company;
(d)
the Restricted Stock Unit grant and Participant’s participation in the Plan shall not create a right to continue as a Service Provider or be interpreted as forming a service contract with the Employer, the Company or any Affiliate;
(e)
Participant is voluntarily participating in the Plan;
(f)
the grant of Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)
the Restricted Stock Units and the Shares subject to the Restricted Stock Unit, and the income from and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
(h)
unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;
(i)
the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(j)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from Participant’s termination as a Service Provider (whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s service agreement, if any), and
(k)
the following provisions apply only if Participant is providing services outside the United States:
(i)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose; and
(ii)
Participant acknowledges and agrees that neither the Company, the Employer nor any Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.
11.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
12.
Data Privacy Information and Consent.

(a)
Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is Participant’s consent.

(b)
Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c)
International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. Participant’s country or jurisdiction may have different data privacy laws and protections than the U.S. The Company’s legal basis for the transfer of Data, where required, is Participant’s consent.

(d)
Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with Applicable Laws, exercise or defense of legal rights, and archiving, back-up and deletion processes. This period may extend beyond Participant’s period of service with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent reasonably practicable.

(e)
Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke the consent, Participant’s salary from or employment or service with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Restricted Stock Units under the Plan or administer or maintain Participant’s participation in the Plan.

(f)
Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact Participant’s local human resources representative.
13.
Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Equity Administrator at NETGEAR, Inc., 350 E. Plumeria Dr., San Jose, CA 95134, U.S.A., or at such other address as the Company may hereafter designate in writing.

14.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
15.
Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
16.
Additional Conditions to Issuance of Shares. If at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any U.S. or non-U.S. federal, state, or local law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. or non-U.S. federal, state or local law or securities exchange and to obtain any such consent or approval of any such governmental authority.
17.
Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
18.
Administrator’s Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
19.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

20.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
21.
Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
22.
Language. Participant acknowledges that Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this Agreement. Furthermore, if Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
23.
Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, including, but not limited to, any other requirements as may be necessary to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
24.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
25.
Forfeiture Events. Notwithstanding any provisions to the contrary under the Plan or this Agreement, this Award, any amounts paid thereunder, and any other compensation paid or payable by the Company or any Parent or Subsidiary of the Company to Participant (including, but not limited to, any other awards under the Plan previously granted to Participant) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under the Company’s clawback policy in effect as of the Date of Grant or any other clawback policy of the Company as may be established and/or amended from time to time to comply with Applicable Laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws) (in each case, a “Clawback Policy”). The Company may require Participant to forfeit, return, or reimburse the Company all or a portion of the Award, any amounts paid thereunder, and any such other compensation pursuant to the terms of any applicable Clawback Policy or as necessary or appropriate to comply with Applicable Laws. No other agreement or arrangement with the Company or any Parent or Subsidiary of the Company will supersede a Clawback Policy

(including, without limitation, any indemnification agreement or arrangement). Unless this Section 25 specifically is mentioned and waived in another document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.
26.
Governing Law; Venue. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this grant of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Santa Clara County, California, or the U.S. federal courts for the United States for the Northern District of California, and no other courts, where this grant of Restricted Stock Units is made and/or to be performed.
27.
Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any additional terms and conditions set forth in the Appendix for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
28.
Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Service Provider.
29.
Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that Participant may be subject to insider trading restrictions and/or market abuse laws which may affect Participant’s ability to accept, acquire, sell otherwise dispose of Shares or rights to Shares or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant places before possessing inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third parties include fellow employees.

Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is responsible for complying with any applicable restrictions and should speak with a personal legal advisor on this matter.

30.
Foreign Asset/Account and/or Tax Reporting Requirements; Exchange Controls. Participant acknowledges that his or her country may have certain foreign asset/account and/or tax reporting requirements and/or exchange controls that may affect his or her ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside

Participant’s country. Participant may be required to report such accounts, assets or transactions to the applicable authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and Participant should speak with a personal legal advisor for any details.

APPENDIX

TO THE

TERMS AND CONDITIONS OF THE RESTRICTED STOCK UNITS

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if Participant works and/or resides in one of the countries listed below. If Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working and/or residing or if Participant moves to another country after the Date of Grant, the Company will, in its discretion, determine the extent to which the terms and conditions in this Appendix will apply to Participant.

Unless otherwise provided below, capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Agreement, as applicable.

Notifications

This Appendix also includes notifications regarding certain other issues of which Participant should be aware with respect to the Restricted Stock Units granted under the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2022. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the Restricted Stock Units because the information may be out of date at the time that the Restricted Stock Units vest and Shares are issued or such Shares are subsequently sold.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Further, if Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working and/or residing or if Participant moves to another country after Participant’s Restricted Stock Units are granted, the information contained herein may not be applicable to Participant. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

AUSTRALIA

Notifications

Securities Law Information: This offer of Restricted Stock Units is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth). Please note that if Participant offers Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on applicable disclosure obligations prior to making any such offer.

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act).

CANADA

Terms and Conditions

Forfeiture upon Termination as Service Provider. The following provision replaces the second paragraph in Section 5 of the Terms and Conditions of the Restricted Stock Units:

In the event Participant ceases to be a Service Provider, regardless of whether such termination is effected by Participant or the Employer, with or without cause, Participant’s right to vest in the Restricted Stock Units and receive Shares under the Plan, if any, will terminate as of the actual Date of Termination. For this purpose, “Date of Termination” shall mean the last day on which Participant is actively employed by the Employer, and shall not include or be extended by any period following such day during which Participant is in receipt of or eligible to receive any notice of termination, pay in lieu of notice of termination, severance pay or any other payments or damages, whether arising under statute, contract or at common law. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, Participant acknowledges that Participant’s right to participate in the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to any pro-rated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for any lost vesting.

Payable Only in Shares. Notwithstanding any discretion in the Plan, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable only in Shares.

The following terms and conditions apply to Service Providers resident in Quebec:

Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

La Langue. Les parties reconnaissent avoir expressément souhaité que la convention «Agreement», ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy. The following provision supplements Section 12 of the Terms and Conditions of the Restricted Stock Units:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. Participant further authorizes the Company, the Employer, or any other Affiliate to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Participant’s file. Participant acknowledges and agrees that Participant’s personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, Participant also acknowledges and authorizes the Company, the Employer, and E*Trade to use technology for profiling purposes and to make automated decisions that may have an impact on Participant or the administration of the Plan.

Notifications

Securities Law Information. Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed by the Company, provided that such sale takes place outside of Canada through facilities of a stock exchange on which the Shares are listed. The Shares are listed on the Nasdaq Global Select Market under the ticker symbol “NTGR.”

Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign specified property, including cash, Shares and rights to receive Shares (e.g., Restricted Stock Units), annually on Form T1135 (Foreign Income Verification Statement) if the total cost of the individual's foreign specified property exceeds CAD 100,000 at any time during the year. Thus, if the CAD 100,000 cost threshold is exceeded by other foreign property held by the individual, Restricted Stock Units must be reported. Such Restricted Stock Units may be reported at a nil cost.

For purposes of the reporting, Shares acquired under the Plan may be reported at their adjusted cost bases. The adjusted cost basis of a Share is generally equal to the fair market value of such Share at the time of acquisition; however, if Participant owns other Shares (e.g., acquired under other circumstances or at another time), the adjusted cost basis may be different.

Participant should consult his or her personal tax advisor to determine Participant’s exact reporting requirements in this regard.

CHINA

Payment of Restricted Stock Units and Sale of Shares. The following provision supplements Section 2 of the Agreement and applies if Participant is subject to exchange control requirements in China, as determined by the Company in its sole discretion:

Tax-Related Withholding. Notwithstanding anything to the contrary in the Agreement, upon the vesting of the Restricted Stock Units, Participant shall be entitled to receive Shares; however, Participant understands and agrees that a portion of the Shares otherwise issuable to Participant following the vesting may be sold or otherwise disposed of to satisfy any withholding obligation for Tax-Related Items arising upon vesting at the discretion of the Company or the Employer (pursuant to this authorization by Participant without further consent). Participant will receive the number of whole Shares remaining after Shares are sold or otherwise disposed of for Tax-Related Items and may receive a cash refund of any over-withheld amount equal to a fraction of a Share. The Company reserves the right to withhold for Tax-Related Items by any of the other means set forth in Section 7 of the Agreement.

Further, following the sale of the Shares by Participant, the proceeds of the sale of the Shares shall be delivered to Participant through the special exchange control account of the Company or its Affiliate, and the Company and the Employer reserve the right to deduct from such proceeds any amounts necessary to satisfy any Tax-Related Items withholding owed by Participant on the proceeds.

Sale Upon Termination. In the event of Participant’s termination as a Service Provider, any Shares held by Participant at termination must be sold within 90 days of Participant’s termination with the Company or any Affiliate, including the Employer. By accepting the Restricted Stock Units, Participant hereby authorizes the Company to instruct its broker to assist with the sale of the Shares and Participant expressly authorizes such broker to complete the sale of such Shares. Participant further agrees to sign any agreements, forms and/or consents that may be requested by the Company (or the Company’s broker) to effectuate the sale of the Shares and to otherwise cooperate with the Company with respect to such matters, provided that Participant shall not be permitted to exercise any influence over how, when or whether any sale occurs. Any Shares that have not been sold by the 90th day following Participant’s termination shall be automatically sold by the Company’s broker on such date (on Participant’s behalf pursuant to this authorization without further consent). Participant understands and acknowledges that neither the Company nor its designated broker is obligated to arrange for the Shares to be sold at a particular price. Upon sale of the Shares, whether prior to or following Participant’s termination as a Service Provider, Participant will receive the cash proceeds from the sale, less any Tax-Related Items, brokerage fees or commissions, in accordance with applicable exchange control laws and regulations.

Exchange Control Requirements. Participant understands and agrees that, pursuant to local exchange control requirements, Participant will be required to repatriate the cash proceeds from the sale of Shares acquired upon settlement of the Restricted Stock Units to China. Participant understands that such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Affiliate, including the Employer, and Participant hereby consents and agrees that any proceeds from the sale of the Shares may be transferred to such special account prior to being delivered to Participant. Participant acknowledges that the Company will deliver the proceeds as soon as possible, but there may be delays in distributing the funds due to exchange control requirements in China. Proceeds may be paid to Participant in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid in U.S. dollars, Participant will be required to set up a U.S. dollar bank account in China so that the proceeds may be deposited into this account. If the proceeds are paid in local currency, the Company is under no obligation to secure any particular currency conversion rate and the Company may face delays in converting the proceeds into local currency due to exchange control restrictions.

Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting the Restricted Stock Units, Participant acknowledges that Participant has received an Employer Statement translated into Danish and set forth below, which is being provided to comply with the Danish Stock Option Act, as amended effective January 1, 2019.

Notifications

Foreign Asset/Account Reporting Information. If Participant establishes an account holding Shares or cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect may be obtained from a local bank.

EMPLOYER STATEMENT		ARBEJDSGIVERERKLÆRING

Pursuant to Section 3(1) of the Danish Act on Stock Options in employment relations, as amended as of January 1, 2019 (the "Stock Option Act"), you are entitled to receive the following information regarding NETGEAR, Inc.’s (the "Company’s") restricted stock unit program in a separate written statement.

This statement contains only the information required to be mentioned under the Stock Option Act while the other terms and conditions of your restricted stock unit grant are described in detail in the Amended and Restated 2016 Long-Term Incentive Plan (the “Plan”) and the Notice of Grant of Restricted Stock Units, which have been given to you.

I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold, som ændret virkning fra 1. januar 2019 ("Aktieoptionsloven") er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om aktieordningen vedrørende Restricted Stock Units hos NETGEAR, Inc. ("Selskabet").

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, mens de øvrige vilkår og betingelser for din tildeling af Restricted Stock Units er nærmere beskrevet i "Amended and Restated 2016 Long-Term Incentive Plan" ("Planen") og i "Notice of Grant of Restricted Stock Units", som du har fået udleveret.

1.	Date of grant of unfunded right to receive stock upon satisfying certain conditions The grant date of your restricted stock units is the date that the Board of Directors of the Company (the "Board"), a committee or of the Board, or other individuals satisfying applicable laws appointed by the Board (the “Administrator”) approved a grant for you and determined it would be effective.	1.

Tidspunkt for tildeling af den vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser

Tidspunktet for tildelingen af dine Restricted Stock Units er den dato, hvor Selskabets Bestyrelse eller et bestyrelsesudvalg ("Udvalget") godkendte din tildeling og besluttede, at den skulle træde i kraft.

2.	Terms or conditions for grant of a right to future award of stock The grant of restricted stock units will be at the sole discretion of the Board or the appropriate Administrator. Employees of the Company and its affiliates are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of restricted stock units to you in the future. Under the terms of the Plan and the Notice of Grant of Restricted Stock Units, you have no entitlement or claim to receive future restricted stock units or other equity awards.	2.

Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier

Tildelingen af Restricted Stock Units sker efter bestyrelsens eller det relevante bestyrelsesudvalgs eget skøn. Medarbejdere i Selskabet og dets datterselskaber kan deltage i Planen. Selskabet kan frit vælge fremover ikke at tildele dig Restricted Stock Units. I henhold til bestemmelserne i Planen og Notice of Grant of Restricted Stock Units har du ikke nogen ret til eller noget krav på fremover at få tildelt Restricted Stock Units eller at få andre aktietildelinger.

3.	Vesting Date or Period Generally, your restricted stock units will vest over a number of years, as provided in your Notice of Grant of Restricted Stock Units. Your restricted stock units shall be converted into an equivalent number of shares of the common stock of the Company upon vesting.	3.

Modningstidspunkt eller -periode

Dine Restricted Stock Units modnes som udgangspunkt over en årrække som anført i Notice of Grant of Restricted Stock Units. På modningstidspunktet konverteres dine Restricted Stock Units til et tilsvarende antal ordinære aktier i Selskabet.

4.	Exercise Price No exercise price is payable upon the vesting of your restricted stock units and the issuance of shares of the Company’s common stock to you in accordance with the vesting schedule described above.	4.

Udnyttelseskurs

Der betales ingen udnyttelseskurs i forbindelse med modning af dine Restricted Stock Units, og Selskabets udstedelse af ordinære aktier til dig i overensstemmelse med den ovenfor beskrevne modningstidsplan.

5.	Your rights upon termination of employment The treatment of your Restricted Stock Units upon termination of employment will be determined under the terms contained in the Plan and the Agreement.	5.	Din retsstilling i forbindelse med fratræden Behandlingen af dine Restricted Stock Units i tilfælde af et ophør af dit ansættelsesforhold blive behandlet i Planen en og i “Agreement.”
6.	Financial aspects of participating in the Plan The grant of restricted stock units has no immediate financial consequences for you. The value of the restricted stock units is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary. Shares of stock are financial instruments and investing in stocks will always have financial risk. The future value of Company shares is unknown and cannot be predicted with certainty.	6.

Økonomiske aspekter ved at deltage i Planen

Tildelingen af Restricted Stock Units har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af Restricted Stock Units indgår ikke i beregningen af feriepenge, pensionsbidrag eller andre lovpligtige, vederlagsafhængige ydelser.

Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Selskabets aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Stock Plan Services NETGEAR, Inc. San Jose, California		Aktieordningsadministrationen NETGEAR, Inc. San Jose, Californien

FRANCE

Terms and Conditions

Type of Restricted Stock Units. The Restricted Stock Units are not intended to qualify for specific tax or social security treatment in France and are not considered a qualified award under the French Commercial Code.

Consent to Receive Information in English. By accepting the grant of the Restricted Stock Units, Participant confirms having read and understood the Plan and the Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

En acceptant le prix, le Participant confirme avoir lu et compris le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. Participant is permitted to hold Shares acquired under the Plan outside of France, provided that Participant declares all foreign accounts, whether open, current or closed, on Participant’s annual income tax return.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported electronically to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. Participant is responsible for making this report.

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition when Participant files his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event Participant holds Shares exceeding 10% of the total Shares. However, if the Shares are listed on a recognized U.S. exchange (i.e., the Nasdaq Global Select Market) and Participant owns less than 1% of the Company, this requirement will not apply to Participant.

HONG KONG

Terms and Conditions

Restriction on Sale of Shares. By accepting the Restricted Stock Units, Participant agrees not to dispose of any Shares acquired under the Plan prior to the six-month anniversary of the Date of Grant under which such Shares were acquired.

Payable Only in Shares. Notwithstanding any discretion in the Plan, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable only in Shares.

Notifications

Securities Law Notice. Warning: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. Participant should exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, Participant should obtain independent professional advice. The grant of Restricted Stock Units does not constitute a public offering of securities under Hong Kong law and is available only to Service Providers. The Agreement, including this Appendix, the Plan and any other incidental communication materials distributed in connection with the Plan have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and are intended only for the personal use of Participant and may not be distributed to any other person.

INDIA

Notifications

Exchange Control Information. Participant must repatriate any proceeds from the sale of Shares purchased under the Plan within 90 days of receipt and any dividends received in relation to the Shares to India within 180 days of receipt, or within such other period of time as may be required under applicable regulations, and convert the proceeds into local currency. Participant must obtain a foreign inward remittance certificate (the “FIRC”) from the bank where Participant deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in Participant’s annual tax return. Participant is responsible for complying with this reporting obligation and should speak with a personal legal advisor in this regard.

IRELAND

There are no country-specific provisions.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting the Restricted Stock Units, Participant acknowledges that Participant has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. Participant further acknowledges that Participant has read and specifically and expressly approves the following sections of the Agreement: Section 2 – Company’s Obligation to Pay; Section 3 – Vesting Schedule; Section 5 – Forfeiture upon Termination as Service Provider; Section 7 – Responsibility for Taxes; Section 9 – No Guarantee of Continued Service; Section 10 – Nature of Grant; Section 12 – Data Privacy Information and Consent; Section 19 – Electronic Delivery; Section 26 - Governing Law; Venue; and Section 27 – Appendix.

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. Participant is responsible for complying with this reporting obligation and should speak with a personal legal advisor in this regard.

Foreign Financial Asset Tax Information. The value of the financial assets held outside of Italy (including Shares) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares acquired under the Plan) assessed at the end of the calendar year or on the last day the Shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Participant is required to report details of any assets held outside of Japan (including any Shares acquired under the Plan) as of December 31 to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report will be due by March 15 each year. Participant is responsible for complying with this reporting obligation and should speak with a personal legal advisor in this regard.

KOREA

Notifications

Foreign Asset/Account Reporting Information. Participant must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts holding Shares) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500,000,000 (or an equivalent amount in foreign currency).

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information. Participant is being offered Restricted Stock Units which, if vested, will entitle Participant to acquire Shares in accordance with the terms of the Agreement and the Plan. The Shares, if issued, will give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors and holders of preference shares (if any) have been paid. Participant may lose some or all of Participant’s investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment. Participant is advised to ask questions, read all documents carefully, and seek independent financial advice before committing.

The Shares are quoted on the Nasdaq Global Select Market (“Nasdaq”). This means that if Participant acquires Shares under the Plan, Participant may be able to sell the Shares on the Nasdaq if there are interested buyers. Participant may get less than the amount Participant invested, if any. The price paid for the Shares will depend on the demand for the Shares.

For information on risk factors impacting the Company’s business that may affect the value of the Shares, Participant should refer to the risk factors discussion on the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company’s “Investor Relations” website at http://investor.netgear.com/.

POLAND

Notifications

Foreign Asset/Account Reporting Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland.

Exchange Control Information. If Participant transfers funds into Poland in excess of a certain threshold (currently EUR 15,000, unless the transfer of funds is considered to be connected with the business activity of an entrepreneur, in which case a lower threshold may apply), the funds must be transferred via a Polish bank account or financial institution. Participant is required to retain the documents connected with a foreign exchange transaction for a period of five (5) years, as measured from the end of the year in which such transaction occurred. Participant is responsible for complying with this reporting obligation and should speak with a personal legal advisor in this regard

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. The Restricted Stock Units are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and Participant should not make any subsequent sale of the Shares in Singapore or any offer of such subsequent sale of the Shares subject to the Restricted Stock Units in Singapore, unless such sale or offer is made (i) six months or more after the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any other applicable provisions of the SFA.

Notifications

Securities Law Information. The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Shares are listed on the Nasdaq Global Select Market, which is located outside of Singapore, under the ticker symbol “NTGR” and Shares acquired under the Plan may be sold through this exchange.

Director Reporting Information. If Participant is a director, associate director or shadow director of an Affiliate in Singapore, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when receiving or disposing of an interest (e.g., the Restricted Stock Units or Shares) in the Company or in any Affiliate. These notifications must be made within two business days of (i) acquiring or disposing of an interest in the Company or any Parent or Affiliate, (ii) any change in a previously-disclosed interest (e.g., the sale of Shares) or (iii) within two business days of becoming a director, if Participant holds such an interest at that time.

SPAIN

Terms and Conditions

Nature of Grant. This provision supplements Section 10 of the Agreement:

By accepting the Restricted Stock Units, Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.

Participant understands and agrees that, as a condition of the grant of the Restricted Stock Units, Participant’s termination as a Service Provider for any reason (except death and Disability) will automatically result in the forfeiture of unvested Restricted Stock Units that may have been granted to Participant.

In particular, Participant understands and agrees that the Restricted Stock Units may be forfeited without entitlement to the underlying Shares or to any amount as indemnification in the event of

Participant’s termination as a Service Provider prior to vesting by reason of, including, but not limited to: resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Furthermore, Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant the Restricted Stock Units under the Plan to individuals who are Service Providers. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Affiliate on an ongoing basis. Consequently, Participant understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and the Shares underlying the Restricted Stock Units shall not become a part of any employment or service contract (either with the Company, the Employer or any Affiliate) and shall not be considered a mandatory benefit or salary for any purpose (including severance compensation).

In addition, Participant understands that the Restricted Stock Units would not be granted to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Restricted Stock Unit grant shall be null and void.

Notifications

Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Plan or the Shares acquired pursuant thereto. The Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and it does not constitute a public offering prospectus.

Exchange Control Information. The acquisition of Shares under the Plan must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Participant is responsible for making this declaration and for declaring ownership of any Shares with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, Participant must declare the sale of any Shares to the DGCI within one month after the sale.

Foreign Asset/Account Reporting Information. Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the Shares held in such accounts if the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed EUR 1,000,000.

Further, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of EUR 50,000 (for each type of asset) as of December 31 each year, Participant is required to report information on such assets on Participant’s tax return (tax form 720) for such year. After such rights or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than EUR 20,000. The report must be made by March 31 following the year for which the report is being made.

SWEDEN

Terms and Conditions

Authorization to Withhold. The following supplements Section 7 of the Agreement:

Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 7 of the Agreement, by accepting the grant of the Restricted Stock Units, Participant authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Information. Neither this document nor any other materials relating to the grant of Restricted Stock Units (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”) (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a Service Provider or (iii) has been or will be filed with, approved, or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (FINMA).

TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for Service Providers, and is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Participant (or the Employer acting on Participant’s behalf) may acquire and remit foreign currency (including proceeds from the sale of Shares and any dividends) into and out of Taiwan up to USD 5,000,000 per year. If the transaction amount is TWD 500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form and also provide supporting documentation to the satisfaction of the remitting bank.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following supplements Section 7 of the Agreement:

Without limitation to Section 7 of the Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or, if different, the Employer or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company and, if different, the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant understands that Participant may not be able to indemnify the Company for the amount of any income tax not collected from or paid by Participant within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs as it may be considered to be a loan and therefore, it may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant understands that Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from Participant by any of the means referred to in Section 7 of the Agreement.

NETGEAR, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE SHARES

Unless otherwise defined herein, the terms defined in the NETGEAR, Inc. 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Performance Shares (the “Notice of Grant”) and in the Terms and Conditions of the Performance Shares, attached hereto as Exhibit A (the “Agreement”).

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Participant has been granted a number of Performance Shares, subject to the terms and conditions of the Plan, this Notice of Grant and the Agreement, including any additional terms and conditions for Participant’s country in the appendix thereto (the “Appendix”), as follows:

Date of Grant:

Threshold Number of Performance Shares:

Target Number of Performance Shares:

Maximum Number of Performance Shares:

Performance Period:

Vesting Schedule:

[INSERT VESTING SCHEDULE]

By Participant’s acceptance of the Performance Shares and/or the underlying shares of Common Stock (“Shares”) thereto, Participant and NETGEAR, Inc. (the “Company”) agree that this Award is granted under and governed by the terms and conditions of the Plan and the Agreement, including the Appendix, attached hereto as Appendix A, all of which are made a part of this document.

EXHIBIT A

TERMS AND CONDITIONS OF THE PERFORMANCE SHARES

1.
Grant. The Company hereby grants to Participant named in the Notice of Grant the number of Performance Shares set forth in the Notice of Grant, subject to all of the terms and conditions in this Agreement, including the Notice of Grant, Appendix, and the Plan, which are incorporated herein by reference. Depending upon Participant’s country, the terms and conditions in this Agreement may be supplemented or replaced by the terms and conditions in the Appendix applicable to Participants in that country. Subject to Section 21 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, including the Appendix, the terms and conditions of the Plan will prevail.
2.
Company’s Obligation to Pay.
(a)
General. Each Performance Share represents the right to receive a Share on the date it vests. Unless and until the Performance Shares will have vested in the manner set forth in Sections 3, or 4, or as set forth under the Treatment on Change in Control or Accelerated Vesting provisions in the Notice of Grant, Participant will have no right to payment of any such Performance Shares. Prior to actual payment of any vested Performance Shares, such Performance Share will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
(b)
Timing of Payment - General. Any Performance Shares that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable Tax-Related Items withholding obligations as set forth in Section 7. Subject to the provisions of Section 2(c), such vested Performance Shares will be paid in Shares as soon as practicable after vesting, but in each such case by the fifteenth (15th) day of the third (3rd) month of the calendar year following the calendar year in which the Performance Shares vest.
(c)
Timing of Payment – Section 409A.
(i)
Payment if Deferred Compensation under Section 409A. For U.S. taxpayers, if the Performance Shares are considered to be “deferred compensation” within the meaning of Section 409A (as defined in Section 2(c)(iii) hereof), then except as necessary to satisfy any Tax-Related Items withholding obligations as set forth in Section 7, the vested Performance Shares will be paid upon the earliest of (A) the Scheduled Vesting Date, (B) a date within seventy (70) days following Participant’s “separation from service” within the meaning of Section 409A, (C) a date within sixty (60) days following Participant’s death, (D) Participant’s “disability” within the meaning of Section 409A, or (E) a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5). Anything in this Section 2(c)(i) to the contrary notwithstanding, if the payment period set forth in Section 2(c)(i)(B) commences in one calendar year and ends in a second calendar year and the payment is subject to the Release Requirement, then the Performance RSUs shall be paid in the second calendar year.
(ii)
Specified Employee Under Section 409A. Notwithstanding anything in the Plan or this Agreement to the contrary, if (i) the Performance Shares are considered deferred compensation subject to Section 409A, (ii) the Performance Shares are payable upon or on a date or period that is by reference to Participant’s “separation from service” within the meaning of Section 409A, as determined by the Company in accordance with Section 409A, and (iii) Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service, then the payment of such Performance Shares will not be made until the earlier of (x) the date six (6) months and one (1) day following the date of Participant’s separation from service and (y) Participant’s death, to the extent necessary to avoid a prohibited acceleration under Section 409A.
(iii)
Section 409A. For purposes of this Agreement, “Section 409A” means Section 409A of the Code and the final Treasury Regulations and U.S. Internal Revenue Service guidance thereunder, as each may be amended from time to time. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Performance Shares provided under this Agreement or Shares payable thereunder will be subject to the adverse tax consequences imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. It is understood that Section 409A is applicable to U.S. taxpayer Participants only. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payouts provided under this Agreement are made in a manner that complies with Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A if compliance is not practical; provided, however, that nothing in this Section 2(c)(iii) creates an obligation on the part of the Company to modify the terms of this Agreement or the Plan, and the Company makes no representation that the terms of Performance Shares will comply with Section 409A or that payments under the Performance Shares will not be subject to taxes, interest and penalties or other adverse tax consequences under Section 409A. In no event whatsoever shall the Company or any of its affiliates be liable to any party for any additional tax, interest or penalties that may be imposed on Participant or any other person by Section 409A or any damages for failing to comply with Section 409A.
3.
Vesting Schedule. Except as provided in Sections 4, and subject to Section 5, the Performance Shares awarded by this Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant (including, for the avoidance of doubt, the Treatment on Change in Control and Accelerated Vesting provisions). Performance Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs. For the avoidance of doubt, if Participant ceases to be a Service Provider prior to the Scheduled Vesting Date (or, if applicable, any earlier vesting acceleration event), Participant will not earn or be entitled to any pro-rated vesting for any portion of time before the Scheduled Vesting Date (or, if applicable, any earlier vesting acceleration event) during which Participant was a Service Provider, nor will Participant be entitled to any compensation for lost vesting.
4.
Administrator’s Discretion. The Administrator, in its discretion, may accelerate the vesting of some or all of the unvested Performance Shares at any time, subject to the terms of the Plan. If so accelerated, such Performance Shares shall be considered as having vested as of the date specified by the Administrator.

5.
Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement, and except as provided in the Notice of Grant (including the vesting acceleration events), if Participant ceases to be a Service Provider for any or no reason (excluding death or Disability), any unvested Performance Shares shall be forfeited immediately upon termination at no cost to the Company, and Participant will have no further rights to Shares or otherwise under this Agreement.

For purposes of the Performance Shares, Participant will cease to be a Service Provider as of the date Participant is no longer actively employed by or providing services to the Company or one of its Affiliates (whether or not later to be found invalid or in breach of applicable employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s service agreement, if any (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment agreement or service contract, if any)); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of the Performance Share grant (including whether Participant may still be considered to be providing services while on a leave of absence).

6.
Payments after Death. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, provided the designation of a beneficiary has been permitted by the Administrator and is valid under Applicable Laws, or if no beneficiary survives Participant or the designation of a beneficiary has not been permitted by the Administrator or is not valid under Applicable Laws, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Shares, including, but not limited to, the grant, vesting or settlement of the Performance Shares, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Shares to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or its agent to satisfy the obligations with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the Performance Shares. In the event that such withholding in Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, by Participant’s acceptance of the Performance Shares, Participant authorizes the Company and/or the Employer, or their respective agents, to (i) withhold from Participant’s wages or other cash amounts payable to Participant from the Company or the Employer, (ii) sell on Participant’s behalf a whole number of Shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items, or (iii) utilize any other method of withholding determined by the Company and permitted by Applicable Laws and the Plan.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including maximum rates applicable in Participant’s jurisdictions(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash and (with no entitlement to the equivalent in Shares) or, if not refunded, Participant may be able to seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Performance Shares, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer, including through withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been deposited into Participant’s brokerage account with the Company’s designated broker. After such Shares are deposited, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT (EXCEPT IN THE EVENT OF DEATH OR DISABILITY) THE VESTING OF THE PERFORMANCE SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER OF THE COMPANY OR THE EMPLOYER THROUGH THE SCHEDULED VESTING DATE AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE PERFORMANCE SHARES OR ACQUIRING SHARES HEREUNDER.

PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
10.
Nature of Grant. By accepting the Performance Shares, Participant acknowledges, understands and agrees that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of the Performance Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of performance shares, or benefits in lieu of performance shares, even if performance shares have been granted in the past;
(c)
all decisions with respect to future performance share or other grants, if any, will be at the sole discretion of the Company;
(d)
the Performance Share grant and Participant’s participation in the Plan shall not create a right to continued service with the Employer, the Company or any Affiliate or be interpreted as forming a service contract with the Employer, the Company or any Affiliate;
(e)
Participant is voluntarily participating in the Plan;
(f)
the grant of Performance Shares and the Shares subject to the Performance Shares are not intended to replace any pension rights or compensation;
(g)
the Performance Shares and the Shares subject to the Performance Shares, and the income and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or welfare benefits or similar payments;
(h)
unless otherwise agreed with the Company, the Performance Shares and the Shares subject to the Performance Shares, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;
(i)
the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance Shares resulting from Participant’s termination as a Service Provider (whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is employed or the terms of Participant’s service agreement, if any), and
(k)
the following provisions apply only if Participant is providing services outside the United States:
(i)
the Performance Shares and the Shares subject to the Performance Shares are not part of normal or expected compensation or salary for any purpose; and
(ii)
Participant acknowledges and agrees that neither the Company, the Employer nor any Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Performance Shares or of any amounts due to Participant pursuant to the settlement of the Performance Shares or the subsequent sale of any Shares acquired upon settlement.
11.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
12.
Data Privacy Information and Consent.

(a)
Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Performance Shares or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is Participant’s consent.

(b)
Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c)
International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. Participant’s country or jurisdiction may have different data privacy laws and protections than the U.S. The Company’s legal basis for the transfer of Data, where required, is Participant’s consent.

(d)
Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond Participant’s period of service with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.

(e)
Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke the consent, Participant’s salary from or employment or service with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Performance Shares under the Plan or administer or maintain Participant’s participation in the Plan.

(f)
Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact Participant’s local human resources representative.
13.
Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Equity Administrator at NETGEAR, Inc., 350 E. Plumeria Dr., San Jose, CA 95134, U.S.A., or at such other address as the Company may hereafter designate in writing.
14.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
15.
Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16.
Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any U.S. or non-U.S. federal, state or local law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. or non-U.S. federal, state or local law or securities exchange and to obtain any such consent or approval of any such governmental authority.
17.
Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
18.
Administrator’s Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
19.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Performance Shares awarded under the Plan or future Performance Shares that may be awarded under the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
20.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
21.
Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
22.
Language. Participant acknowledges that Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this Agreement. Furthermore, if Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

23.
Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Performance Shares and on any Shares acquired under the Plan, including, but not limited to, any other requirements as may be necessary to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
24.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Performance Shares under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
25.
Forfeiture Events. Notwithstanding any provisions to the contrary under the Plan or this Agreement, this Award, any amounts paid thereunder, and any other compensation paid or payable by the Company or any Parent or Subsidiary of the Company to Participant (including, but not limited to, any other awards under the Plan previously granted to Participant) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under the Company’s clawback policy in effect as of the Date of Grant or any other clawback policy of the Company as may be established and/or amended from time to time to comply with Applicable Laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws) (in each case, a “Clawback Policy”). The Company may require Participant to forfeit, return, or reimburse the Company all or a portion of the Award, any amounts paid thereunder, and any such other compensation pursuant to the terms of any applicable Clawback Policy or as necessary or appropriate to comply with Applicable Laws. No other agreement or arrangement with the Company or any Parent or Subsidiary of the Company will supersede a Clawback Policy (including, without limitation, any indemnification agreement or arrangement). Unless this Section 25 specifically is mentioned and waived in another document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.
26.
Governing Law; Venue. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this grant of Performance Shares or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Santa Clara County, California, or the U.S. federal courts for the United States for the Northern District of California, and no other courts, where this grant of Performance Shares is made and/or to be performed.

27.
Appendix. Notwithstanding any provisions in this Agreement, the Performance Share grant shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
28.
Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Service Provider.
29.
Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s or Participant’s broker’s country of residence or where the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to accept, acquire, sell otherwise dispose of Shares or rights to Shares or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant places before possessing inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is responsible for complying with any applicable restrictions and should speak with a personal legal advisor on this matter.
30.
Foreign Asset/Account Reporting Requirements; Exchange Controls. Participant acknowledges that his or her country may have certain foreign asset and/or account reporting requirements and/or exchange controls that may affect his or her ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and Participant should speak with a personal legal advisor for any details.

APPENDIX

TO THE

TERMS AND CONDITIONS OF THE PERFORMANCE SHARES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Performance Shares granted to Participant under the Plan if Participant works and/or resides in one of the countries listed below. If Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working and/or residing or if Participant moves to another country after the Date of Grant, the Company will, in its discretion, determine the extent to which the terms and conditions in this Appendix will apply to Participant.

Unless otherwise provided below, capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Agreement, as applicable.

Notifications

This Appendix also includes notifications regarding certain other issues of which Participant should be aware with respect to the Performance Shares granted under the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the Performance Shares because the information may be out of date at the time that the Performance Shares vest and Shares are issued or such Shares are subsequently sold.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Further, if Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working and/or residing or if Participant moves to another country after Participant’s Performance Shares are granted, the information contained herein may not be applicable to Participant. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

AUSTRALIA

Notifications

Securities Law Information: This offer of Performance Shares is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth). Please note that if Participant offers Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on applicable disclosure obligations prior to making any such offer.

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).